Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
FOURTH QUARTER
2007
EQUITY (INCOME) FROM AFFILIATES (millions of dollars)

	4Q `07	4Q `06	YTD 2007	YTD 2006
MERCK / SCHERING-PLOUGH	$(537.7)	$(360.5)	$(1,830.8)	$(1,218.6)
ASTRAZENECA LP	(211.8)	(181.1)	(820.1)	(783.7)
Other(1)	(46.8)	(42.6)	(325.6)	(292.1)

TOTAL	$(796.3)	$(584.2)	$(2,976.5)	$(2,294.4)

(1)	Primarily reflects results for Merial Limited, Sanofi Pasteur-MSD and Johnson & JohnsonºMerck Consumer Pharmaceuticals.
JOINT VENTURE SALES DETAIL (millions of dollars)
All sales reported here are end-market JV sales, presented on a “NET” basis.

Merial	4Q `07	4Q `06	YTD 2007	YTD 2006
IVOMEC, HEARTGARD, other avermectins	$111.7	$106.7	$478.4	$468.7
FRONTLINE, other fipronil	167.2	154.3	1,033.3	886.9
BIOLOGICALS	202.1	165.1	674.9	600.7
Other Animal Health	70.2	63.0	262.2	238.4

TOTAL MERIAL SALES	$551.2	$489.1	$2,448.8	$2,194.7

Sanofi Pasteur-MSD	4Q `07	4Q `06	YTD 2007	YTD 2006
HEPATITIS VACCINES	$19.0	$16.6	$72.9	$70.9
VIRAL VACCINES	21.8	30.5	86.8	100.1
Other Vaccines (1)	498.3	287.3	1,278.3	742.9

TOTAL SANOFI PASTEUR-MSD SALES	$539.1	$334.4	$1,438.0	$913.9

(1)	Includes sales of Gardasil of $231.0 million in 4Q 07 and $476.0 million for full year 2007.

Merck / Schering-Plough Collaboration	4Q `07	4Q `06	YTD 2007	YTD 2006
VYTORIN	$775.9	$552.9	$2,779.1	$1,955.3
ZETIA	678.6	536.1	2,407.1	1,928.8

TOTAL MERCK / SCHERING-PLOUGH SALES	$1,454.5	$1,089.0	$5,186.2	$3,884.1
OTHER (INCOME) EXPENSE, NET (millions of dollars)

	4Q `07	4Q `06	YTD 2007	YTD 2006
INTEREST INCOME	$(200.2)	$(199.7)	$(741.1)	$(764.3)
INTEREST EXPENSE	87.1	97.2	384.3	375.1
EXCHANGE GAINS	(14.5)	(20.5)	(54.3)	(25.0)
MINORITY INTERESTS	29.4	29.9	121.4	120.5
Other, net (1)	665.6	16.0	335.9	(89.0)

TOTAL	$567.4	$(77.1)	$46.2	$(382.7)

(1)	Reflects a civil governmental investigations charge of $671.1 million recorded in fourth quarter 2007. Full year 2007 also reflects the favorable impact of gains on sales of assets and product divestitures, as well as a net gain on the settlements of certain patent disputes.

Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
FOURTH QUARTER
2007
NET PRODUCT SALES DETAIL (millions of dollars)

	4Q `07 vs. 4Q `06
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$
COZAAR / HYZAAR	3%	891	3%	329	3%	563
FOSAMAX	1%	796	1%	522	1%	274
SINGULAIR	20%	1,154	15%	796	33%	358
ZOCOR	-41%	222	-66%	55	-23%	168
Vaccines:
GARDASIL	*	339	87%	268	*	71
ROTATEQ	*	149	*	142	*	7
ZOSTAVAX	*	85	*	85	N/A	—
OTHER VIRAL VACCINES (1)	42%	329	45%	313	7%	16
HEPATITIS VACCINES	-10%	60	-13%	49	6%	11
OTHER VACCINES	-6%	125	-24%	89	*	36
Other Reported Products:
AGGRASTAT	18%	23	N/A	—	18%	23
ARCOXIA	14%	84	N/A	—	14%	84
CANCIDAS	1%	134	-59%	20	35%	114
COSOPT / TRUSOPT	18%	212	20%	96	17%	116
CRIXIVAN / STOCRIN	-9%	80	-24%	5	-8%	75
EMEND	69%	61	50%	38	*	22
INVANZ	30%	53	17%	28	51%	25
JANUVIA	*	252	*	229	*	23
JANUMET	*	44	*	42	*	2
MAXALT	13%	126	13%	85	14%	41
PRIMAXIN	8%	195	-12%	51	17%	144
PROPECIA	9%	113	6%	39	11%	73
PROSCAR	-31%	83	-82%	4	-18%	79
TIMOPTIC / TIMOPTIC XE	-2%	32	-17%	2	-1%	30
VASOTEC / VASERETIC	-8%	126	N/A	—	-8%	126
ZOLINZA	96%	3	91%	3	N/A	—

* 100% or over
N/A – Not Applicable
(1) – Includes ProQuad, M-M-R II and Varivax.
(2) – Includes Isentress $29m.
TOTAL SALES: VOLUME, PRICE, EXCHANGE

	4Q '07	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES (2)	$6,243	3%	-1	1	4

U.S. ($ MM)	3,722	-1%	-4	3	N/A
Foreign ($ MM)	2,521	10%	4	-4	9

Exhibit 99.2
MERCK & CO., INC.
OTHER FINANCIAL DISCLOSURES
DECEMBER YEAR-TO-DATE
2007
NET PRODUCT SALES DETAIL (millions of dollars)

	DECEMBER YTD `07 vs. DECEMBER YTD `06
	TOTAL	TOTAL	U.S.	U.S.	Foreign	Foreign
PRODUCT	% CHG	$	% CHG	$	% CHG	$
COZAAR / HYZAAR	6%	3,350	8%	1,235	5%	2,115
FOSAMAX	-3%	3,049	—	1,982	-7%	1,067
SINGULAIR	19%	4,266	16%	2,992	27%	1,274
ZOCOR	-69%	876	-90%	182	-24%	694
Vaccines:
GARDASIL	*	1,481	*	1,194	*	287
ROTATEQ	*	525	*	499	*	25
ZOSTAVAX	*	236	*	236	N/A	—
OTHER VIRAL VACCINES (1)	64%	1,347	72%	1,279	-10%	68
HEPATITIS VACCINES	13%	280	16%	235	-3%	45
OTHER VACCINES	16%	410	3%	302	79%	108
Other Reported Products:
AGGRASTAT	1%	87	N/A	—	1%	87
ARCOXIA	24%	329	N/A	—	24%	329
CANCIDAS	1%	537	-42%	127	32%	410
COSOPT / TRUSOPT	13%	787	14%	349	12%	437
CRIXIVAN / STOCRIN	-5%	310	-17%	21	-4%	289
EMEND	56%	204	40%	139	*	65
INVANZ	37%	190	25%	104	53%	86
JANUVIA	*	668	*	619	*	48
JANUMET	*	86	*	82	*	4
MAXALT	15%	467	18%	314	10%	153
PRIMAXIN	8%	764	-1%	209	12%	554
PROPECIA	15%	405	5%	153	22%	253
PROSCAR	-34%	411	-76%	58	-6%	353
TIMOPTIC / TIMOPTIC XE	-5%	120	-14%	8	-5%	112
VASOTEC / VASERETIC	-10%	495	N/A	—	-10%	495
ZOLINZA	*	11	*	11	N/A	—

* 100% or over
N/A – Not Applicable
(1) – Includes ProQuad, M-M-R II and Varivax.
(2) – Includes Isentress $41m.
TOTAL SALES: VOLUME, PRICE, EXCHANGE

	FY '07	% CHG	VOL	PX	FX
TOTAL PHARMACEUTICAL SALES (2)	$24,198	7%	4	—	2

U.S. ($ MM)	14,691	7%	4	3	N/A
Foreign ($ MM)	9,507	7%	5	-3	6